Exhibit 10.37

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FOURTEENTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement (this “Fourteenth Amendment”) is entered into as of February 16, 2006 (the “Fourteenth Amendment Effective Date”) by and between AOL LLC (formerly AMERICA ONLINE, INC.,) (“AOL”) a Delaware limited liability company, with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and GOOGLE INC., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003, as amended (the “IMA”) as amended previously by that certain First Amendment to the Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended end Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 17, 2004 (the “Sixth Amendment”), that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), and that Eighth Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 28, 2005 (the “Eighth Amendment”), and that Ninth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2005 (the “Ninth Amendment”), that Tenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 23, 2006 (the “Tenth Amendment”), that Eleventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of September 28, 2006 (the “Eleventh Amendment”), that Twelfth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2006 (the “Twelfth Amendment”), that Thirteenth Amendment to Amended and Restated Interactive Marketing Agreement effective as of January 12, 2006 (the “Thirteenth Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated October 5, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement” and the Existing Agreement together with the Fourteenth Amendment, the “Agreement”). Capitalized terms not defined in this Fourteenth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1. Extension of the First Amendment Term. The First Amendment Term, as defined in Section 4 of the First Amendment, is hereby extended through March 2, 2007. For the avoidance of doubt, the “First Amendment Term” shall apply to all terms and conditions set forth in the Agreement associated with the display of Content Targeted Advertisements, as defined in the First Amendment. In connection with the extension of the First Amendment Term, the end dates for all line items in the carriage plans described in Exhibit A to this Fourteenth Amendment are hereby extended through March 2, 2007.

2. Order of Precedence. This Fourteenth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Fourteenth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Fourteenth Amendment and the Existing

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Agreement express conflict. However, nothing in this Fourteenth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Fourteenth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Fourteenth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

3. Counterparts; Facsimile. This Fourteenth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Fourteenth Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment to Amended and Restated Interactive Marketing Agreement.

AOL LLC		GOOGLE INC.

By:	/s/ Tom Newman	By:	/s/ Daniel Alegre
Name:	Tom Newman	Name:	Daniel Alegre
Title:	SVP, AMN	Title:	Director
Date:	2/21/07	Date:	2/21/07

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Amendment Fourteen Exhibit A

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